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                                                                   EXHIBIT 10.1
[logo of Merrill Lynch] Merrill Lynch

Confirmation of OTC Variable Forward Sale
Transaction

                        AMENDED AND RESTATED CONFIRMATION
                        ---------------------------------

Effective as of:  April 5, 2002                                 ML Ref: 0281606

To:               Fisher Communications, Inc. ("Counterparty")
                                                ------------

Attention:        Warren J. Spector
                  tel: (206) 404-6789
                  fax: (206) 404-6766

From:             Merrill Lynch International ("MLI")
                  Ropemaker Place
                  25 Ropemaker Street
                  London EC2Y 9L4
-------------------------------------------------------------------------------

Dear Sir / Madam:

         This amended and restated confirmation (this "Confirmation") amends,
                                                       ------------
restates and supersedes confirmation dated April 5, 2002 (ML Ref: 0281606) between Counterparty and MLI. The purpose of this Confirmation is to confirm the terms and conditions of the above-referenced transaction entered into between Counterparty and MLI through its agent Merrill Lynch, Pierce, Fenner & Smith ("MLPFS") on the Trade Date specified below (the "Transaction"). This
        -----                                           -----------
Confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and the 1996 ISDA Equity Derivatives Definitions (the
      ----------------
"Equity Definitions" and, together with the Swap Definitions, the
 ------------------
"Definitions"), in each case as published by the International Swaps and
 -----------
Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern, and in the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) between Counterparty and MLI dated as of April 5, 2002, as amended and supplemented from time to time (the "Agreement"). All provisions contained in the Agreement govern this
      ---------
Confirmation except as expressly modified below.

         The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
--------------

Trade Date:              March 21, 2002

Effective Date:          April 1, 2002

Termination Date:        March 28, 2005

Seller:                  Counterparty

Buyer:                   MLI

Shares:                  The common stock of SAFECO Corporation (Security Symbol
                           SAFC).

Issuer:                             SAFECO Corporation, a Washington
                                      corporation.

Number of Shares:                   650,000

Multiplier:                         One (1)

Initial Price:                      See pricing chart attached hereto on Annex
                                      A ("Annex A")
                                          -------

Floor Price:                        Annex A

Cap Price:                          Annex A

Participation Percentage:           20%

Final Price:                        The average of the closing prices per Share
                                    on the two (2) Exchange Business Days
                                    immediately prior to, and including, the Termination Date.

Notional Amount:                    The USD amount,  as determined by the
                                    Calculation Agent, equal to the product of the Initial Price and the Number of Shares.

Additional Payments:                In the event the Shares begin trading
                                    ex-dividend on any day from but excluding
                                    the Trade Date to and including the
                                    Termination Date (the "Dividend Period"),
                                                            ----------------
                                    Counterparty shall pay on the third
                                    Business Day following each date that the
                                    respective dividend is paid by the Issuer
                                    to the holders of the Shares (each such
                                    third Business Day, an  "Additional
                                                             ----------
                                    Payment Amount Payment Date") an amount
                                    -------------------------------
                                    equal to the Additional Payment Amount
                                    (defined below) for such Additional
                                    Payment Amount Payment Date;  provided
                                    that Counterparty may elect,  on not
                                    fewer than five (5) Business Days' notice prior to any Additional Payment Amount
                                    Payment Date, that, in lieu of paying the Additional Payment Amount to MLI on such
                                    Additional Payment Amount Payment Date,
                                    the Calculation Agent shall adjust the Cap
                                    Price in a commercially reasonable manner to compensate MLI for not receiving such Additional Payment Amount. The Calculation
                                    Agent shall give Counterparty and MLI notice of any such adjustment not later than the respective Additional Payment Amount Payment
                                    Date.

                                    The "Additional Payment Amount" for any
                                         -------------------------
                                    Additional Payment Amount Payment Date
                                    shall be equal to the product of (i) the
                                    Number of Shares multiplied by (ii) the
                                    Reference Delta (defined below) as of the
                                    ex-dividend date for such Additional
                                    Payment Amount Payment Date multiplied by
                                    (iii) the difference between the per Share
                                    dividend declared by the Issuer and USD
                                    0.185 (assuming a quarterly dividend with
                                    appropriate adjustments to the terms of this
                                    Transaction in the event that the Issuer
                                    pays dividends other than on a quarterly
                                    basis); provided that such difference is a
                                            --------
                                    positive number; and provided further that, for the avoidance of doubt, if an ex-dividend date occurs with respect to the Shares on or before the Termination Date and no corresponding payments have been received by shareholders of record of the Shares on or before the Termination Date, then the dividends to which such ex-dividend date relates shall nonetheless give rise to an Additional Payment Amount.

                                    "Reference Delta" means, for any date during
                                     ---------------
                                    the Term of this Transaction, the hedge
                                    ratio for this Transaction (expressed in percentage terms, provided such

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                                    percentage shall not exceed 100%) as
                                    determined by MLI in its good faith
                                    discretion.

                                    Notwithstanding the foregoing, no
                                    Additional Payment Amount shall be payable in respect of, and the foregoing provisions shall not apply to, any extraordinary dividend (or other event) that gives rise to an Adjustment (as provided below).

Settlement Currency:                USD

Exchange:                           Nasdaq National Market

Related Exchange:                   Any exchange(s) on which options contracts
                                    related to the Shares are principally
                                    traded.

Business Day:                       New York

Payment Terms:
--------------

Initial Proceeds:                   USD 16,471,000

Payment Period:                     The period commencing on the date three
                                    (3) Exchange Business Days after the
                                    Effective Date and ending on the
                                    Termination Date.

Payments:                           Counterparty may from time to time during
                                    the Payment Period designate a date   on
                                    which a "Payment Amount"  (as defined
                                    below)  will be paid as described
                                    herein. Such designation will be made by
                                    providing MLI with (i) at least   seven
                                    (7)  Currency Business Days'  prior
                                    written notice of the Currency   Business
                                    Day during the Payment Period (a "Payment
                                                                      -------
                                    Amount Date") on which such payment is to
                                    ------------
                                    be made, and (ii) notice of the portion
                                    expressed as a USD   amount of the
                                    Outstanding Notional Payment Amount for
                                    such Payment Amount   Date (a "Payment
                                                                   -------
                                    Amount Portion").
                                    ---------------

                                    Unless the Payment Amount Portion is equal to the entire Outstanding Notional Payment Amount on such Payment Amount Date, such Payment Amount Portion shall be equal to at least 20% of the Initial Notional Payment Amount.

                                    On each Payment Amount Date, MLI shall pay
                                    to Counterparty the   Payment Amount.
                                    "Payment Amount" means an   amount in USD
                                     --------------
                                    equal to the present value   on a Payment
                                    Amount Date of the related   Payment Amount
                                    Portion (such present value to be
                                    determined by the Calculation Agent using
                                    a discount rate equal to the Rate   for the
                                    period from, and including, such   Payment
                                    Amount Date to, but excluding, the
                                    Settlement Date (the "Payment Calculation
                                                          -------------------
                                    Period"), plus Spread).
                                    ------

                                    Notwithstanding any provision in this
                                    Agreement to the contrary, if at any time
                                    during the Term of this Transaction any
                                    obligation (whether present or future,
                                    contingent or otherwise) is owed by
                                    Counterparty to Merrill Lynch, Pierce,
                                    Fenner & Smith, Incorporated ("MLPFS")
                                                                   -----
                                    (such obligation, a "Loan Obligation") in
                                                         ---------------
                                    respect of borrowed money ("Counterparty
                                                                ------------
                                    Loan"), Counterparty shall be deemed to
                                    ----
                                    have requested at such time a Payment
                                    Amount Portion equal to the entire
                                    Outstanding Notional Payment Amount, or if the related Payment Amount of the Outstanding Notional Payment Amount is greater than the Loan Obligation, a Payment Amount Portion with a related Payment Amount equal to the Loan Obligation. Such Payment Amount will not be paid to Counterparty on the related
                                    Payment Date, but instead shall be

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                                    paid to MLPFS in satisfaction of all or
                                    part of such Loan Obligation.
                                    Counterparty hereby irrevocably
                                    authorizes and instructs MLI to use any
                                    such Payment Amount solely to satisfy, in whole or in part, on behalf of Counterparty, any Loan Obligation.

Initial Notional Payment            The Number of Shares  *  Floor Price
Amount:

Outstanding Notional Payment        As of any date during the term of this
Amount:                             Transaction, an amount in USD equal to the
                                    excess, if any, of (i) the Initial Notional
                                    Payment Amount   over (ii) (a) the sum of
                                    the Payment   Amount Portions for all
                                    Payment Amount   Dates occurring prior to
                                    such date (the "Prepaid Notional Amount")
                                                    -----------------------
                                    less (b) the sum of all prior Repayment
                                    Amounts.

Repayments:                         Counterparty may from time to time during
                                    the Payment Period designate a date on
                                    which all or a portion of the Prepaid
                                    Notional Amount will be re-paid to   MLI as
                                    described herein. Such designation will be
                                    made by providing MLI with   (i) at least
                                    seven (7) Currency Business Days' prior
                                    written notice of the   Currency Business
                                    Day during the Payment Period (a "Repayment
                                                                      ---------
                                    Date") on which such payment is to be made,
                                    ----
                                    and (ii) notice of the portion expressed as
                                    a USD   amount of the Prepaid Notional
                                    Amount to be repaid on such Repayment Date
                                    (a "Repayment Amount"). Unless the
                                        ----------------
                                    Repayment Amount is equal to the entire
                                    Outstanding Notional Payment Amount on such
                                    Repayment Date, such Repayment Amount shall be equal to at least 20% of the Initial
                                    Notional Payment Amount.

                                    On the Repayment Date, Counterparty shall
                                    pay to MLI an amount in USD equal to (i)
                                    the present value on such Repayment Date
                                    of the related Repayment Amount (such
                                    present value to be determined by the
                                    Calculation Agent using a discount rate
                                    equal to the Rate for the period from, and
                                    including, such Repayment Date, to but
                                    excluding, the Settlement Date (the
                                    "Repayment Calculation Period"), plus
                                     ----------------------------
                                    Spread) plus (ii) any breakage costs.

Rate:
                                    If the Payment Calculation Period or the
                                    Repayment Calculation Period, as
                                    applicable, is (i) equal to or less than 360 calendar days, the rate shall be the zero coupon rate derived from the prevailing LIBOR curve that appears on page IYC1 I5Z of Bloomberg. If such rate does not appear on page IYC1 I5Z of Bloomberg, the rate will be determined as if the parties had specified
                                    "USD-LIBOR-BBA", or (ii) greater than 360 calendar days, the rate shall be the zero coupon rate derived from the prevailing rate curve that appears on page IYC1 I5Z of Bloomberg. If such rate does not appear on page IYC1 I5Z of Bloomberg, the rate will be determined as if the parties had specified "USD-ISDA-Swap Rate", in each case, (x) on a semi-annual basis, (y) with a Day Count Fraction (as defined in the 2000 ISDA Definitions) equal to
                                    Actual/360, and (z) interpolated as
                                    necessary to account for the actual number of calendar days within such Payment Calculation Period or Repayment
                                    Calculation Period, as reasonably determined by the Calculation Agent.

Spread:
                                    See Annex A
Valuation:
----------

Valuation Time:                     At the close of trading on the Exchange.

Valuation Date:                     Termination Date

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Settlement Terms:                   Settlement of this Transaction shall
-----------------                   be either Cash Settlement or Physical
                                    Settlement, as determined by Counterparty in writing to MLI no less than ten (10)
                                    Business Days prior to the Termination Date.
                                    In the event MLI is not notified, the
                                    settlement method for this Transaction shall be Cash Settlement.

Physical Settlement Terms:
--------------------------

Physical Settlement:                On the Settlement Date,  Counterparty will
                                    deliver the Counterparty Settlement Shares to MLI, and MLI will pay the MLI Settlement
                                    Obligation to Counterparty.

Settlement Date:                    Three (3) Exchange Business Days after the
                                    Valuation Date.

                                    A.  MLI shall pay to Counterparty an amount
                                        in cash equal to the Outstanding
                                        Notional Payment Amount ("MLI Settlement
                                                                  --------------
                                        Obligation").
                                        ----------
                                    B.  Counterparty shall deliver to MLI a
                                        number of Shares equal to the Number of
                                        Shares multiplied by the Variability
                                        Factor ("Counterparty Settlement
                                                 -----------------------
                                        Shares").
                                        ------

Variability Factor:                 A factor calculated by the Calculation
                                    Agent on the Valuation Date based on one of the following three scenarios (as applicable):

           Scenario 1:
           ----------

                           If the Final Price is less than the Floor Price, then:

                                    One (1)

           Scenario 2:
           ----------

                           If the Final Price is greater than the Cap Price, then:

                           (Floor Price + ((Final Price - Cap Price) *
                           (1 - Participation Percentage))) / Final Price

           Scenario 3:
           ----------

                           If the Final Price is greater than the Floor Price and less than the Cap Price, then:

                           Floor Price / Final Price

Cash Settlement Terms:
----------------------

Cash Settlement:                    If the Cash Settlement Amount is a positive
                                    number, MLI will pay the Cash Settlement
                                    Amount to Counterparty. If the Cash
                                    Settlement Amount is a negative number,
                                    Counterparty will pay the absolute value of the Cash Settlement Amount to MLI. Such amounts shall be paid on the Settlement
                                    Date.

Cash Settlement Amount:             An amount determined by the Calculation
                                    Agent on the Valuation Date based on the following formula:

                                    MLI Settlement Obligation - Counterparty
                                    Cash Settlement Amount;

                                    Where:

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                                    "Counterparty Cash Settlement Amount" means:
                                     -----------------------------------

                                      Counterparty Settlement Shares * Final
                                      Price

Conditions to Physical
Settlement:                         Notwithstanding anything contained herein
                                    to the contrary,  unless all of the
                                    following conditions are met, Cash
                                    Settlement shall apply to this Transaction:

                                    The Shares are in marketable form without
                                    restrictive legends, and such Shares shall
                                    not be subject to any Transfer Restrictions
                                    (as defined below) in connection with the
                                    delivery of the Shares to MLI hereunder or
                                    the sale or transfer of such Shares by MLI
                                    to a third party, all as determined by MLI
                                    in its sole discretion. "Transfer
                                                             --------
                                    Restriction" means any condition to or
                                    -----------
                                    restriction on the ability of the holder of the Shares to sell, assign or otherwise transfer such Shares, including, without limitation, (i) any registration or qualification requirement, prospectus delivery requirement or other similar requirements (other than any requirements arising from sales of the Shares by MLI pursuant to Rule 144), (ii) any requirement that any sale, assignment or other transfer or enforcement of such Shares be consented to or approved by any person, including, without limitation, the issuer thereof or any other obligor thereon, (iii) any limitations on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such Shares, and
                                    (iv) any requirement to deliver any
                                    certificate, consent, agreement, opinion of counsel, notice or any other document of any person to the issuer of, any other obligor on or any registrar or transfer agent for, such Shares, prior to the sale, pledge, assignment or other transfer or enforcement of such Shares.

Failure to Deliver:                 Not applicable.

Clearance System(s):                The principal domestic clearance system
                                    customarily settling trades on a delivery versus payment basis on the Shares.

Adjustments:
------------

Method of Adjustment:               Calculation Agent Adjustment;  provided
                                                                   --------
                                    that in the event of the occurrence of a Potential Adjustment Event, the Calculation
                                    Agent will determine whether such Potential
                                    Adjustment Event has a diluting or
                                    concentrative effect on the theoretical
                                    value of the Shares and, if so, will (i) make the corresponding adjustment(s), if any, to the Number of Shares, the Floor
                                    Price and the Cap Price and, in any case, any other variable relevant to the settlement or payment terms of this Transaction as the Calculation Agent determines (in a commercially reasonable manner) appropriate to account for that diluting or concentrative effect and (ii) determine the effective date(s) of the adjustment(s).

Extraordinary Events:
---------------------

         Consequences of Merger Event:

         (a) Share-for-Share:       Alternative Obligation on
                                    the Exchange Business Day immediately
                                    following the occurrence of a Merger Event
                                    with mutually agreed upon commercially
                                    reasonable adjustments to the terms of the
                                    Transaction to preserve the economics of the
                                    Transaction as originally bargained for
                                    pursuant to the terms stated herein;
                                    provided that after the Merger Event, MLI
                                    --------
                                    shall be permitted to elect Cancellation and Payment within three (3) Exchange Business
                                    Days immediately following such Merger
                                    Event.

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         (b) Share-for-Other:       Cancellation and Payment on the Exchange
                                    Business Day immediately following the
                                    occurrence of a Merger Event.

         (c) Share-for-Combined:    As soon as practicable
                                    but not to exceed three (3) Exchange
                                    Business Days immediately following the
                                    occurrence of a Merger Event has occurred, the parties shall mutually agree upon appropriate adjustments to the terms of the Transaction, and, if the parties are unable to so agree, Cancellation and Payment shall apply.

         Nationalization or
         Insolvency:                Negotiated close out.

Additional Provisions:
----------------------

Events of Default:                  For the sole purpose of this Transaction
                                    and provided that no other transactions
                                    under the Agreement other than this
                                    Transaction or other substantially
                                    similar variable forward sale transactions shall be outstanding between Counterparty and MLI, (i) the "Cross Default" provisions of Section 5(a)(vi) of the Agreement will not apply to MLI and will apply to Counterparty, and for such purpose,
                                    "Specified Indebtedness"  means solely any
                                    Counterparty Loan and the  "Threshold
                                    Amount"  means zero and (ii) the "Credit
                                    Event Upon Merger"  provisions of Section
                                    5(b)(iv) of the Agreement will not apply to MLI and will not apply to Counterparty.

Additional Termination Event:       The occurrence of a Hedging Disruption Event
                                    shall constitute an Additional Termination
                                    Event with respect to Counterparty,  giving
                                    MLI the right to designate an Early
                                    Termination Date in respect of this
                                    Transaction. For this purpose,  "Hedging
                                    Disruption Event" means (i) any inability of MLI due to market illiquidity, Illegality (as defined in the Agreement, but with respect to the transaction
                                    hedge) or lack of availability of
                                    third-party institutional stock lenders or
                                    MLI otherwise being unable to borrow the Shares, to establish, re-establish or maintain any hedging transaction(s) necessary in the normal course of MLI's business of hedging the price and market risk of entering into and performing under the Transaction, provided that if MLI is able to borrow Shares from MLPFS under the Counterparty Loan or from Counterparty
                                    (including by way of rehypothecation as
                                    contemplated in the Collateral provision hereunder) this clause (i) shall not apply;
                                    or (ii) an increase in the cost of
                                    borrowing the Shares (from an entity other than Counterparty) and Counterparty's failure (within five (5) Business Days of its receipt of written notice from MLI in this regard) to agree to adjustments to the terms of the Transaction as the Calculation
                                    Agent,  in its reasonable discretion,
                                    deems necessary to compensate MLI for such increase in costs, including, without limitation, any costs incurred by MLI during such five (5) Business Day period.

Absence of Certain Events
Representation:                     Section 3(b) of the Agreement is hereby
                                    amended by adding the following clause at the beginning of the first line thereof:
                                    "Except as previously disclosed in writing by Counterparty to MLI,".

Calculation Agent:                  MLI;  provided that the Calculation Agent
                                          --------
                                    shall make all calculations and
                                    determinations in connection with this
                                    Transaction in good faith and in a
                                    commercially reasonable manner.

Non-Reliance:                       Each party represents to the other party
                                    that it is acting for its own account, and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

Governing Law:                      The laws of the State of New York,
                                    including,  without limitation,  Sections
                                    5-1401 and 5-1402 of the New York General
                                    Obligations Law.

Collateral:                         On or prior to the Trade Date, Counterparty
                                    shall have delivered and shall thereafter
                                    continually maintain with MLI or its
                                    custodian ("Custodian") during the Term of
                                                ---------
                                    this Transaction, 650,000 Shares and a stock
                                    transfer power related thereto (such Shares,
                                    the "Collateral").
                                         ----------

                                    Counterparty represents that (i) it is the legal and record owner of all Collateral free of all liens, claims, equities, and encumbrances, (ii) it has the power and has obtained all of the necessary consents and approvals to grant to MLI a legal, valid, binding and enforceable first priority security interest in, and lien on, the Collateral, and (iii) the pledge of the Collateral shall not breach any covenant in any agreement or contract entered into by Counterparty or any Affiliate thereof.

                                    Counterparty represents that on the Trade
                                    Date it granted, and will grant throughout
                                    the Term of this Transaction, MLI a
                                    first-priority security interest in, and a
                                    first-priority lien on, the Collateral for
                                    its obligations under this Transaction and
                                    the Agreement; provided, however, that if
                                                   --------  -------
                                    any Counterparty Loan is outstanding at any time from and including the Trade Date to but excluding the third Exchange Business Day immediately following the Effective Date, MLI's security interest will be subordinate to any security interest and/or lien on the Collateral granted in favor of MLPFS in connection with such Counterparty Loan.

                                    Notwithstanding Section 9-207 of the New
                                    York Uniform Commerical Code, MLI will have
                                    the right to (i) sell, pledge,
                                    rehypothecate, assign, invest, use,
                                    commingle or otherwise dispose of, or
                                    otherwise use in its business, any
                                    Collateral it holds free from any claim or
                                    right of any nature whatsoever of
                                    Counterparty, including any equity or right
                                    of redemption by Counterparty ("Use of
                                                                    ------
                                    Collateral"), provided that MLI shall not
                                    ----------
                                    have Use of Collateral five Exchange
                                    Business Days following the effectiveness of notice from Counterparty to MLI restricting MLI's Use of Collateral, and (ii) register any Collateral in the name of MLI, its Custodian or a nominee for either. For the avoidance of doubt, nothing in the foregoing is intended to restrict or impede in any way MLI's ability to foreclose, sell, dispose of, or otherwise exercise its rights and remedies with respect to the Collateral upon a Counterparty Event of Default or Termination Event.

                                    Upon the occurrence of an Event of Default
                                    or Termination Event under the Agreement,
                                    MLI or its Custodian shall have all of the
                                    rights with respect to the Collateral of a
                                    secured party under the New York Uniform
                                    Commercial Code ("UCC"). MLI or its
                                                      ---
                                    Custodian shall not be liable for any loss or damages occasioned by any sale or disposal of the Collateral.

                                    Counterparty will use its best efforts to preserve and protect MLI's security interest in the Collateral, will defend MLI's right, title, lien, and security interest in and to the Collateral against the claims and demands of all persons whomsoever, and will do all such acts and things and deliver all such documents and instruments, including without limitation further pledges, assignments, financing statements, and continuation statements, as MLI and its Custodian may reasonably deem necessary or advisable from time to time in order to preserve, protect, and perfect such security interest or to enable MLI or its Custodian to exercise or enforce its rights with respect to any Collateral.

                                    Counterparty will not permit any lien,
                                    security interest, adverse claim,
                                    restriction on transfer or, other
                                    encumbrance, other than the lien and
                                    security interest Counterparty created
                                    hereby in favor of MLI, to exist upon any of the Collateral.

                                    Counterparty will not take any action that could in any way limit or adversely affect the ability of MLI to realize upon its rights in the Collateral.

                                    Each of Counterparty and MLI shall perform its obligations and exercise its rights hereunder, as applicable, in compliance with the terms of the UCC.

Representations
and Covenants of
Counterparty:                       Counterparty  (i) has such knowledge and
                                    experience in financial and business
                                    affairs as to be capable of evaluating the merits and risks of entering into the Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with the
                                    Transaction; (iii) is entering into the
                                    Transaction for a bona fide business
                                    purpose to hedge an existing position;  and
                                    (iv)  acknowledges that in return for
                                    downside protection against a decline in the market price of the Shares below the Floor Price, Counterparty is foregoing, in part, the upside value of an increase in the market price of the Shares above the Cap Price.

                                    Neither Counterparty nor any person who
                                    would be considered to be the same "person"
                                    (as such term is used in Rule 144(a)(2)
                                    under the Securities Act of 1933, as amended
                                    (the "Securities Act")), has sold any Shares
                                          --------------
                                    (or security entitlements in respect
                                    thereof) or hedged (through swaps, options, short sales or otherwise) any long position in the Shares (or security entitlements in respect thereof), including, without limitation, any sales pursuant to an agreement by any such persons to act in concert for the purpose of selling such Shares, during the preceding three (3) months prior to the Trade Date of this Transaction. Counterparty covenants and agrees that until the Effective Date, it will not sell, nor will it permit any person to sell, Shares without the prior written consent of MLI. For the purposes of this paragraph, Shares shall be deemed to include securities convertible into or exchangeable or exercisable for Shares and any other security or instrument that would be subject to aggregation under Rule 144(e) under the Securities Act. As of the Trade Date, Counterparty owns 3,002,376 Shares.

                                    Counterparty does not know or have any
                                    reason to believe that the Issuer has not complied with the reporting requirements contained in Rule 144(c)(1) under the Securities Act.

                                    Counterparty acknowledges and agrees that
                                    (i) it has not taken and will not take any action that would cause any sale deemed to be made under the Interpretive Letter (as defined below) to exceed the volume limitation of Rule 144(e), (ii) it has not taken and will not take any action that could cause any sale deemed to be made under the Interpretive Letter to fail to meet all applicable requirements of

                                    Rule 144 and (iii) on the Trade Date of
                                    this Transaction it has transmitted a Form
                                    144 for filing with the Securities and
                                    Exchange Commission. Counterparty covenants that it will send to MLI via facsimile a copy of each Form 144 and each filing under
                                    Section 13 or 16 of the Securities and
                                    Exchange Act relating to this Transaction concurrently with filing or transmission for filing, as the case may be, of such form to or with the SEC.

                                    As of the Trade Date of this Transaction,
                                    the Shares are eligible for resale under
                                    Rule 144. Counterparty shall comply with the
                                    terms of the interpretive letter from the
                                    SEC to Goldman, Sachs & Co. dated December
                                    20, 1999 (the "Interpretive Letter").
                                                   -------------------

                                    The directors, officers and/or employees of
                                    Counterparty ("Contract Persons") who are
                                                   ----------------
                                    directly or indirectly involved with the negotiation, execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement have no material, nonpublic information in respect of the Issuer and had no such information on each day from and including the Trade Date to and including the Effective Date. Counterparty further represents that (1) as of the Trade Date it had established and implemented written policies and procedures to ensure that no Contract Person will violate federal and state securities laws prohibiting the purchase or sale of securities on the basis of material nonpublic information in connection with this Agreement and this Transaction and (2) if any third-party cause of action asserts that Counterparty has violated such federal and state securities laws, Counterparty may duly and in good faith assert in its responsive pleading an affirmative defense under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

                                    Counterparty represents that all proceeds from the Counterparty Loan and any other credit facility entered into by Counterparty as of the date hereof through and including March 31, 2002 shall be used to satisfy in full all outstanding payment obligations (principal, interest or otherwise) of Counterparty pursuant to (i) the Credit Agreement dated as of May 26, 1998 among Counterparty, Bank of America, N.A., and U.S. Bank National Association, as lenders, and Bank of America, N.A., as administrative agent, as amended; and (ii) the Credit Agreement dated as of June 24, 1999 among Counterparty, the various lenders thereto, Bank of America, N.A., as administrative agent, and Credit Suisse First Boston, as syndication agent, as amended. A breach of this representation shall constitute an Additional Termination Event with respect to Counterparty with Counterparty as the Affected Party, giving MLI a right to designate an Early Termination Date (as defined in the ISDA Master Agreement).

                                    Counterparty is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Counterparty's ability to perform its obligations hereunder.

                                    Counterparty will by the next succeeding
                                    Business Day notify MLI upon obtaining
                                    knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

                                    As of the Effective Date, Counterparty is not insolvent.

Representation of MLI:              MLI hereby represents and warrants to, and
                                    agrees with, Counterparty that it shall
                                    comply with (i) the terms of the
                                    Interpretive Letter and (ii) the manner of sale requirements of Rule 144 (f) and (g) in connection with the sale of Shares during the hedge period.

Acknowledgements:                   (1) The parties acknowledge and agree that
                                    there are no other representations,
                                    agreements or other undertakings of the
                                    parties in relation to this Transaction,
                                     except as set forth in this Confirmation
                                    or in the Agreement.

                                    (2) The parties hereto intend for:

                                        (a) this Transaction to be a "securities
                                        contract" as defined in Section 741(7)
                                        of Title 11 of the United States Code
                                        (the "Bankruptcy Code"), qualifying for
                                              ---------------
                                        the protections under Section 555 of the Bankruptcy Code;

                                        (b) a party's right to liquidate this
                                        Transaction and to exercise any other
                                        remedies upon the occurrence of any
                                        Event of Default under the Agreement
                                        with respect to the other party to
                                        constitute a "contractual right" as
                                        defined in the Bankruptcy Code;

                                        (c) any cash, securities or other
                                        property provided as performance
                                        assurance, credit, support or collateral with respect to this Transaction to constitute "margin payments" as defined in the Bankruptcy Code; and

                                        (d) all payments for, under or in
                                        connection with this Transaction, all
                                        payments for the Shares and the transfer of such Shares to constitute "settlement payments" as defined in the Bankruptcy Code.

                                    (3) The parties acknowledge and agree that in the event of an Early Termination Date as a result of an Event of Default, the amount payable under the Agreement will be a cash amount calculated as described therein and that the deliveries specified in this Transaction will no longer be required.

                                    (4) Upon the execution of this Confirmation, the Agreement shall constitute a "Final Agreement" within the meaning of the Interpretive Letter.

Interpretation:                     For purposes of the Equity Definitions, this
                                    Transaction will be deemed to be a
                                    Physically-settled Share Option Transaction if Physical Settlement applies and a Cash-settled Share Option Transaction if
                                    Cash Settlement applies, in either case with an Exercise Date equal to the Valuation
                                    Date.

Indemnity:                          Counterparty agrees to indemnify MLI and
                                    its Affiliates and their respective
                                    directors,  officers, agents and
                                    controlling parties (MLI and each such
                                    person being an  "Indemnified Party") from
                                                      -----------------
                                    and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject under, in connection with, relating to, or arising out of, this Agreement or Transaction with respect to any applicable securities laws and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and reasonable expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified
                                     Party is a party thereto. Counterparty
                                    will not be liable under this Indemnity
                                    paragraph to the extent that any loss,
                                    claim, damage,  liability or expense is
                                    found in a final judgment by a court to
                                    have resulted from MLI's gross negligence, fraud, bad faith and/or willful misconduct.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile transmission to the attention of:
Peter Barna (Telecopier No. 212-738-1069).

Very truly yours,

MERRILL LYNCH INTERNATIONAL

By:  /s/ Cheryl Dennerlien
    -----------------------------------
     Name:
     Title:

Confirmed as of the date first above written:

FISHER COMMUNICATIONS, INC.

By:  /s/ Warren Spector
    -----------------------------------
     Name:
     Title:

Acknowledged and agreed as to matters relating to the Agent:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, solely in its capacity as Agent hereunder

By:  /s/ Vivian Jackson
    -----------------------------------
     Name:
     Title: